SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2003

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5: Other Events.
Item 7: Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 1.01
EXHIBIT 99.01
EXHIBIT 99.02

Item 5: Other Events.

On December 17, 2003, Transmeta Corporation issued a press release announcing that it has priced the offering of shares of its common stock in a public offering. The underwriting agreement between Transmeta and the underwriters and an opinion of counsel related to the public offering are filed as exhibits to this report.

The registration statement relating to these securities has been filed with the Securities and Exchange Commission and has been declared effective. This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7: Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit Title or Description

1.01	Underwriting Agreement, dated December 17, 2003, between Transmeta and the underwriters.
23.01	Consent of Fenwick & West LLP (included in Exhibit 99.01).
99.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered.
99.02	Press Release dated December 17, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION

Date: December 17, 2003	By:	/s/ John O’Hara Horsley
John O’Hara Horsley, Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description

1.01	Underwriting Agreement, dated December 17, 2003, between Transmeta and the underwriters.
23.01	Consent of Fenwick & West LLP (included in Exhibit 99.01).
99.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered.
99.02	Press Release dated December 17, 2003.